UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) May 19, 2005
                                                          ------------


                                   DeVRY INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-13988                 36-3150143
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(State or other jurisdiction        (Commission             (IRS Employer
  of incorporation                  File Number)            Identification
No.)


            ONE TOWER LANE, OAKBROOK TERRACE, IL                  60181
--------------------------------------------------------------------------------
          (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (630)571-7700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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



                                   DEVRY INC.
                                 FORM 8-K INDEX


                                                       Page No.


Item 8.01 - Other Events                                  3

Signatures                                                3

Exhibit Index                                             4



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







Item 8.01 - Other Events

On May 19, 2005, DeVry Inc. issued a press release announcing the implementation of a reduction in force of full-time and part-time faculty positions at its campuses throughout North America. The full text of that press release is included in Exhibit 99.1 in this Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               DEVRY INC.
                                               -----------------------
                                               (REGISTRANT)



Date: May 19, 2005                             /s/Ronald L. Taylor
                                               -----------------------
                                               Ronald L. Taylor
                                               Chief Executive Officer






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

                                  EXHIBIT INDEX

Exhibit
Sequentially
Number                     Description                           Numbered Page
-------------------------------------------------------------------------------
  99.1      Press release announcing the implementation             5-6
            of a reduction in force of full-time and part-time faculty positions at its campuses throughout
            North America.



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